UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 8, 2009

The Scotts Miracle-Gro Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-11593	31-1414921
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio		43041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	937-644-0011

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2009, the Board of Directors (the "Board") of The Scotts Miracle-Gro Company (the "Company"), upon the recommendation of the Governance and Nominating Committee of the Board, appointed Alan H. Barry as a Class II member of the Board in order to fill an existing vacancy. As a Class II director, Mr. Barry will hold office for a term which will expire at the 2012 Annual Meeting of Shareholders of the Company. Upon the recommendation of the Governance and Nominating Committee of the Board, the Board also appointed Mr. Barry to serve on the Board’s Audit Committee and Compensation and Organization Committee.

Mr. Barry, 66, is the retired President and Chief Operating Officer of Masco Corporation, a manufacturer, distributor and installer of home improvement and building products. Mr. Barry, who served as President and Chief Operating Officer of Masco Corporation from April 2003 until December 2007, began his career at Masco Corporation in 1972.

The Board has determined that Mr. Barry and his immediate family members have not had (and do not propose to have) a direct or indirect interest in any transaction in which the Company or any of the Company’s subsidiaries was (or is proposed to be) a participant that would be required to be disclosed under Item 404(a) of Securities and Exchange Commission Regulation S-K. The Board has also determined that Mr. Barry satisfies the independence requirements set forth in the applicable sections of the New York Stock Exchange Listed Company Manual and the applicable rules and regulations of the Securities and Exchange Commission. Mr. Barry, in his capacity as a non-employee director of the Company, will receive the same compensation for 2009 as other non-employee directors of the Company, pro-rated to reflect his time served on the Board, the Audit Committee and the Compensation and Organization Committee during the 2009 calendar year.

A copy of the press release issued by the Company on April 14, 2009 announcing the appointment of Mr. Barry as a director is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(c) Shell company transactions:

Not applicable.

(d) Exhibits:

99.1 - News Release issued by The Scotts Miracle-Gro Company on April 14, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Scotts Miracle-Gro Company

April 14, 2009	By:	/s/ Vincent C. Brockman

Name: Vincent C. Brockman
Title: Executive Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	News Release issued by The Scotts Miracle-Gro Company on April 14, 2009